DEBTOR: BROTHERS GOURMET COFFEES, INC. AND                       ACCRUAL BASIS-1
        AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974


                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDING OCTOBER 23, 1998

                                             Document       Previously      Explanation
Required attachments                         Attached        Submitted        Attached

1.  Tax Receipts                               ( )              ( )             (X)

2.  Bank Statements                            (X)              ( )             ( )

3.  Most recently filed                        ( )              (X)             ( )
     Income Tax Return

4.  Most recent Annual Financial               ( )              (X)             ( )
     Statements prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:
                                                   Vice President Finance
/s/ Barry Bilmes                                     and Administration
----------------------------------------           -----------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

Barry Bilmes                                          November 20, 1998
----------------------------------------           -----------------------
PRINTED NAME OF RESPONSIBLE PARTY                          DATE


PREPARER:


----------------------------------------           -----------------------
ORIGINAL SIGNATURE OF PREPARER                             TITLE


----------------------------------------           -----------------------
PRINTED NAME OF PREPARER                                   DATE


All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee.

DEBTOR: BROTHERS GOURMET COFFEES, INC.                           ACCRUAL BASIS-2
        AND AFFILIATED DEBTORS

                           COMPARATIVE BALANCE SHEET

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                       THIRD QUARTER

----------------------------------------------------------------------------------------------
ASSETS - SEE EXHIBIT 1                          MONTH           MONTH                 MONTH
                                             -------------------------------------------------
                                             -------------------------------------------------
----------------------------------------------------------------------------------------------
1. CASH
----------------------------------------------------------------------------------------------
2. ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------
3. INVENTORY
----------------------------------------------------------------------------------------------
4. NOTES RECEIVABLE
----------------------------------------------------------------------------------------------
5. PREPAID EXPENSES
----------------------------------------------------------------------------------------------
6. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------
7. TOTAL CURRENT ASSETS
----------------------------------------------------------------------------------------------
8. PROPERTY, PLANT & EQUIPMENT
----------------------------------------------------------------------------------------------
9. LESS ACCUMULATED
   DEPRECIATION/DEPLETION
----------------------------------------------------------------------------------------------
10. NET PROPERTY, PLANT & EQUIPMENT
----------------------------------------------------------------------------------------------
11. DUE FROM AFFILIATES & INSIDERS
----------------------------------------------------------------------------------------------
12. INTANGIBLES (ATTACH LIST)
----------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------
14. TOTAL ASSETS
----------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------
15. ACCOUNTS PAYABLE
----------------------------------------------------------------------------------------------
16. TAXES PAYABLE
----------------------------------------------------------------------------------------------
17. NOTES PAYABLE
----------------------------------------------------------------------------------------------
18. PROFESSIONAL FEES
----------------------------------------------------------------------------------------------
19. SECURED DEBT
----------------------------------------------------------------------------------------------
20. DUE TO AFFILIATES & INSIDERS
----------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------
22. TOTAL POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------
23. SECURED DEBT
----------------------------------------------------------------------------------------------
24. PRIORITY DEBT
----------------------------------------------------------------------------------------------
25. UNSECURED DEBT
----------------------------------------------------------------------------------------------
26. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------
27. TOTAL PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------
28. TOTAL LIABILITIES
----------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------
29. PREPETITION OWNERS' EQUITY
----------------------------------------------------------------------------------------------
30. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)
----------------------------------------------------------------------------------------------
31. TOTAL EQUITY (DEFECIT)
----------------------------------------------------------------------------------------------
32. TOTAL LIABILITIES &
    OWNERS' EQUITY
----------------------------------------------------------------------------------------------


DEBTOR: BROTHERS GOURMET COFFEES, INC.                           ACCRUAL BASIS-3
        AND AFFILIATED DEBTORS

                                INCOME STATEMENT

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                       THIRD QUARTER

REVENUES - SEE EXHIBIT 2                        MONTH           MONTH                 MONTH
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
1.  GROSS REVENUES
----------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS
----------------------------------------------------------------------------------------------
3.  NET REVENUE
----------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------
4.  BEGINNING INVENTORY
----------------------------------------------------------------------------------------------
5.  ADD: PURCHASES
----------------------------------------------------------------------------------------------
6.  LESS: ENDING INVENTORY
----------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD
----------------------------------------------------------------------------------------------
8.  GROSS PROFIT
----------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION
----------------------------------------------------------------------------------------------
10. DIRECT LABOR/SALARIES
----------------------------------------------------------------------------------------------
11. PAYROLL TAXES
----------------------------------------------------------------------------------------------
12. RENT & LEASE EXPENSE
----------------------------------------------------------------------------------------------
13. INSURANCE
----------------------------------------------------------------------------------------------
14. DEPRECIATION/DEPLETION/AMORTIZATION
----------------------------------------------------------------------------------------------
15. GENERAL & ADMINISTRATIVE
----------------------------------------------------------------------------------------------
16. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------
17. TOTAL OPERATING EXPENSE
----------------------------------------------------------------------------------------------
18. OPERATING INCOME
----------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------
19. OTHER INCOME (ATTACH LIST)
----------------------------------------------------------------------------------------------
20. OTHER EXPENSES (ATTACH LIST)
----------------------------------------------------------------------------------------------
21. INTEREST EXPENSE
----------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------
23. NET OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------
24. PROFESSIONAL FEES
----------------------------------------------------------------------------------------------
25. U.S. TRUSTEE FEES
----------------------------------------------------------------------------------------------
26. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------
27. TOTAL REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------
28. INCOME TAX
----------------------------------------------------------------------------------------------
29. NET PROFIT (LOSS)
----------------------------------------------------------------------------------------------


DEBTOR: BROTHERS GOURMET COFFEES, INC.                           ACCRUAL BASIS-4
        AND AFFILIATED DEBTORS

                                                         BANK:
CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974             ACCOUNT NO.:
                                                         ACCOUNT TYPE:

----------------------------------------------------------------------------------------------
CASH RECEIPTS AND                               MONTH           MONTH                 MONTH
DISBURSEMENTS - SEE EXHIBIT 3                -------------------------------------------------
                                             -------------------------------------------------
1.  CASH-BEGINNING OF MONTH
----------------------------------------------------------------------------------------------

                                        RECEIPTS
----------------------------------------------------------------------------------------------
2.  CASH SALES
----------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES (ATTACH LIST)
----------------------------------------------------------------------------------------------
5.  SALE OF ASSETS
----------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------
7.  TOTAL RECEIPTS
----------------------------------------------------------------------------------------------
8.  TOTAL CASH AVAILABLE
----------------------------------------------------------------------------------------------


                             CURRENT MONTH DISBURSEMENTS

----------------------------------------------------------------------------------------------
 CHECK
 NUMBER         DATE                 PAYEE                            PURPOSE          AMOUNT
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT
             ---------------------------------------------------------------------------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)
----------------------------------------------------------------------------------------------


DEBTOR: BROTHERS GOURMET COFFEES, INC.                           ACCRUAL BASIS-5
        AND AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

ACCOUNTS RECEIVABLE AGING - SEE EXHIBIT 4

------------------------------------------------------------
0 - 30 days old
------------------------------------------------------------
31 - 60 days old
------------------------------------------------------------
61 - 90 days old
------------------------------------------------------------
91+ days old
------------------------------------------------------------
TOTAL ACCOUNTS RECEIVABLE
------------------------------------------------------------
AMOUNTS CONSIDERED UNCOLLECTIBLE
------------------------------------------------------------
ACCOUNTS RECEIVABLE (NET)
------------------------------------------------------------


AGING OF POST PETITION TAXES AND PAYABLES - SEE EXHIBIT 5

-------------------------------------------------------------------------------------------
                      0-30           31-60        61-90        91+
                      DAYS            DAYS        DAYS         DAYS      TOTAL
-------------------------------------------------------------------------------------------
ACCOUNTS PAYABLE
-------------------------------------------------------------------------------------------


STATUS OF POST PETITION TAXES - SEE EXHIBIT 6


------------------------------------------------------------------------------------------------
                             BEGINNING      WITHHELD                 ENDING
                                TAX          AND/ OR     AMOUNT        TAX          DELINQUENT
                             LIABILITY*      ACCRUED      PAID      LIABILITY*        TAXES
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
FEDERAL
------------------------------------------------------------------------------------------------
WITHHOLDING**
------------------------------------------------------------------------------------------------
FICA-EMPLOYEE**
------------------------------------------------------------------------------------------------
FICA-EMPLOYER**
------------------------------------------------------------------------------------------------
UNEMPLOYMENT
------------------------------------------------------------------------------------------------
INCOME
------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------
TOTAL FEDERAL TAXES
------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------
WITHHOLDING
------------------------------------------------------------------------------------------------
SALES
------------------------------------------------------------------------------------------------
EXCISE
------------------------------------------------------------------------------------------------
UNEMPLOYMENT
------------------------------------------------------------------------------------------------
REAL PROPERTY
------------------------------------------------------------------------------------------------
PERSONAL PROPERTY
------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------
TOTAL STATE AND LOCAL
------------------------------------------------------------------------------------------------
TOTAL TAXES
------------------------------------------------------------------------------------------------


* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

DEBTOR: BROTHERS GOURMET COFFEES, INC.                           ACCRUAL BASIS-6
        AND AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT, INCLUDING ALL GENERAL, PAYROLL AND TAX ACCOUNTS, AS WELL AS ALL SAVINGS AND INVESTMENT ACCOUNTS, MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATIONS, ETC. ACCOUNTS WITH RESTRICTED FUNDS SHOULD BE IDENTIFIED BY PLACING AN ASTERISK NEXT TO THE ACCOUNT NUMBER. ATTACH ADDITIONAL SHEETS IF NECESSARY.

                              MONTH:
BANK RECONCILIATION - SEE EXHIBIT 7

                                                 ACCOUNT #1     ACCOUNT #2     ACCOUNT #3
----------------------------------------------------------------------------------------------------
A.  BANK:
                                                 ----------------------------------------
B.  ACCOUNT NUMBER:                                                                           TOTAL
                                                 ----------------------------------------
C.  PURPOSE (TYPE):
----------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT
----------------------------------------------------------------------------------------------------
2.  ADD:  TOTAL DEPOSITS NOT CREDITED
----------------------------------------------------------------------------------------------------
3.  SUBTRACT:  OUTSTANDING CHECKS
----------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS (ATTACH LIST)
----------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS
----------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
----------------------------------------------------------------------------------------------------


INVESTMENT ACCOUNTS

                                            DATE OF        TYPE OF        PURCHASE      CURRENT
BANK ACCOUNT NAME & NUMBER                  PURCHASE      INSTRUMENT       PRICE         VALUE
----------------------------------------------------------------------------------------------------
7.
----------------------------------------------------------------------------------------------------
8.
----------------------------------------------------------------------------------------------------
9.
----------------------------------------------------------------------------------------------------
10.
----------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS
----------------------------------------------------------------------------------------------------


CASH

12. CURRENCY ON HAND
----------------------------------------------------------------------------------------------------
13. TOTAL CASH-END OF MONTH (Total of lines 5, 11, & 12)
----------------------------------------------------------------------------------------------------


DEBTOR: BROTHERS GOURMET COFFEES, INC.                           ACCRUAL BASIS-7
        AND AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


                      INSIDERS - SEE EXHIBIT 8
---------------------------------------------------------------------------------    CUMULATIVE
                                                             TYPE OF     AMOUNT       UNPAID
           NAME                                 POSITION     PAYMENT      PAID       BALANCE
----------------------------------------------------------------------------------------------------
1.
----------------------------------------------------------------------------------------------------
2.
----------------------------------------------------------------------------------------------------
3.
----------------------------------------------------------------------------------------------------
4.
----------------------------------------------------------------------------------------------------
5.
----------------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS TO INSIDERS
----------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------

                                 TYPE           DATE OF COURT
                                  OF          ORDER AUTHORIZING      AMOUNT      AMOUNT     TOTAL PAID
           NAME              PROFESSIONAL         PAYMENT           APPROVED      PAID       TO DATE
-------------------------------------------------------------------------------------------------------
1.
-------------------------------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS TO PROFESSIONALS
-------------------------------------------------------------------------------------------------------



ADEQUATE PROTECTION PAYMENTS
-------------------------------------------------------------------------------------------------------
                                      SCHEDULED                  AMOUNTS
                                       MONTHLY                    PAID                 TOTAL
                                       PAYMENTS                  DURING               UNPAID
NAME OF CREDITOR                         DUE                      MONTH            POSTPETITION
-------------------------------------------------------------------------------------------------------
                  THE DEBTOR MADE NO ADEQUATE PROTECTION

                         PAYMENTS IN OCTOBER 1998.


DEBTOR: BROTHERS GOURMET COFFEES, INC.                           ACCRUAL BASIS-8
        AND AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

--------------------------------------------------------------------------------------------------------------
QUESTIONNAIRE
                                                                                             YES       NO
--------------------------------------------------------------------------------------------------------------
 1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS
    THIS REPORTING PERIOD?                                                                              X
--------------------------------------------------------------------------------------------------------------
 2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
    ACCOUNT?                                                                                            X
--------------------------------------------------------------------------------------------------------------
 3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?              X
--------------------------------------------------------------------------------------------------------------
 4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?            X(a)
--------------------------------------------------------------------------------------------------------------
 5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                  X(b)
--------------------------------------------------------------------------------------------------------------
 6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                        X
--------------------------------------------------------------------------------------------------------------
 7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                        X
--------------------------------------------------------------------------------------------------------------
 8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                    X
--------------------------------------------------------------------------------------------------------------
 9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                          X
--------------------------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                          X
--------------------------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                        X(c)
--------------------------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                     X
--------------------------------------------------------------------------------------------------------------


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

(a) The Debtors are authorized to pay certain pre-petition liabilities under "First Day" Orders. Only pre-petition payments so authorized have been made and reported in accordance with such orders.

(b) Loans received in accordance with Debtor-In-Possession Financing Agreement. Approved by the Court.

(c) Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions

--------------------------------------------------------------------------------------------------------------
INSURANCE                                                                                    YES       NO
--------------------------------------------------------------------------------------------------------------
1. ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE
   COVERAGES IN EFFECT?                                                                       X
--------------------------------------------------------------------------------------------------------------
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                     X
--------------------------------------------------------------------------------------------------------------
3. PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------------------------------------


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                  INSURANCE POLICIES - SEE EXHIBIT 10
--------------------------------------------------------------------------------------------------------
            TYPE OF                                                                    PAYMENT AMOUNT
            POLICY                   CARRIER                         PERIOD COVERED     & FREQUENCY
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------


DEBTOR: BROTHERS GOURMET COFFEES, INC.                           ACCRUAL BASIS-9
        AND AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

                                     PERSONNEL

                                                                       FULL/PART TIME
-------------------------------------------------------------------------------------
1.  Total number of employees at beginning of period                        242
-------------------------------------------------------------------------------------
2.  Number of employees hired during the period                               6
-------------------------------------------------------------------------------------
3.  Number of employees terminated or resigned during the period              6
-------------------------------------------------------------------------------------
4.  Total number of employees on payroll at end of period                   242
-------------------------------------------------------------------------------------


                            CHANGE OF ADDRESS

------------------------------------------------------------------------------

If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

DATE OF CHANGE:
               -------------------------

NEW ADDRESS:

                     BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                            CONSOLIDATED BALANCE SHEET - UNAUDITED
                                  AS OF OCTOBER 23, 1998
                                          ($000'S)


Current Assets:
  Petty cash                                                  $       2
  Cash in bank                                                      335
  Accounts receivable                                             5,712
  Inventories                                                     5,929
  Prepaid expenses and other assets                                 322
                                                              ---------
  Current assets                                                 12,300

Plant and Equipment, net                                         12,508

Other Assets:
  Debt acquisition costs                                          1,531
  Debt restructuring costs                                          293
  Prepaid promotional expenses                                    2,960
  Other assets                                                      566
                                                              ---------
  Total assets                                                $  30,158
                                                              ---------
                                                              ---------

Current Liabilities:
  Term loan note                                              $  15,493
  Revolving loan                                                  2,036
  Current maturities of long term debt and capital lease             30
  Accounts payable (pre-petition)                                 5,903
  Accounts payable (post-petition)                                 (493)(a)
  Accrued expenses                                                6,517
  Accrued loss on future purchase commitments                       638
  Allowance for operating losses of discontinued segment          1,648
  Accrued restructuring expenses                                     --
                                                              ---------
  Current liabilities                                            31,772

Long Term Liabilities:
Long-term debt (pre-petition)                                    12,239

Minority interests                                                   99
Shareholders' Equity:
  Common stock                                                        1
  Additional paid-in capital                                    151,693
  Accumulated deficit in earnings                              (165,196)
  Treasury stock                                                   (450)
                                                              ---------
  Total Shareholders Equity                                     (13,952)
                                                              ---------
  Total Liabilities and Shareholders Equity                   $  30,158
                                                              ---------
                                                              ---------


NOTES:

(a) Post-petition accounts payable debit balance results from prepayments for inventory/materials not yet received.

                                   Exhibit 1

          BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                CONSOLIDATED INCOME STATEMENT - UNAUDITED
                    FOR THE MONTH ENDED OCTOBER 23, 1998
                                 ($000'S)


Sales                                              $ 4,587

Cost of goods sold                                   2,666
                                                   -------

Gross profit                                         1,921

Operating expenses
  Customer                                             781
  Sales                                                136
  Distribution                                         335
  Marketing                                             97
  General administrative                               837
  MIS administrative                                    84
                                                   -------
                                                   -------
  Total operating expenses                           2,270

Operating income (loss)                               (349)

Interest expense                                       175
Debt restructuring costs                               435
Other (income) expense                                   2
                                                   -------
                                                   -------

Net income (loss) before reorganization expenses      (961)

Reorganization expenses                               --

                                                   -------
Net income (loss)                                  $  (961)
                                                   -------
                                                   -------


                                   Exhibit 2

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                         AGING OF ACCOUNTS RECEIVABLE
                             AS OF OCTOBER 23, 1998
                                    ($000'S)


                                   Past Due
                -----------------------------------------     Total Accounts     Allowance for Returns     Net Accounts
0 - 30 Days     30 - 60 Days     60 - 90 Days     Over 90       Receivable         and Bad Debts            Receivable
-----------     ------------     ------------     -------     ---------------    ---------------------     -------------
 $ 4,512          $ 1,428           $ 44           $ 628         $ 6,612                $ (900)               $ 5,712


                                   Exhibit 4

              BROTHERS GOURMET COFFEES, INC AND AFFILIATED DEBTORS
                            AGING OF ACCOUNTS PAYABLE
                             AS OF OCTOBER 23, 1998
                                    ($ 000'S)

                                                          TOTAL
                                                         ACCOUNTS
0-30 DAYS     31-60 DAYS     61-90 DAYS     91+ DAYS     PAYABLE
---------     ----------     ----------     --------    ----------
 $ (547)         $ 54         $   --         $  --      $ (493)(a)


NOTES:

(a) Post-petition accounts payable debit balance results from prepayments for inventory/materials not yet received.

                                   Exhibit 5

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                         STATUS OF POST-PETITION TAXES
                             AS OF OCTOBER 23, 1998
                                    ($000'S)

                                             AMOUNT
                          BEGINNING       WITHHELD OR     AMOUNT     ENDING TAX     DELINQUENT
                        TAX LIABILITY       ACCRUED        PAID      LIABILITY        TAXES
FEDERAL
Withholding (a)             $ 76.5           $ 72.0       $ 76.5       $ 72.0          $  --
Unemployment (a)               0.2              0.2          0.2          0.2             --
                            ------           ------       ------       ------          ------

  TOTAL FEDERAL               76.7             72.2         76.7         72.2             --

STATE
Withholding (a)                3.0              1.8          1.9          2.9             --
Unemployment (a)              (0.2)             0.5          0.6         (0.3)            --
Income                         3.1              --           --           3.1             --
Property                     221.0             29.7          0.2        250.5             --
Sales                         56.2             10.4          9.8         56.8             --
Franchise (b)                 53.2             14.5          0.4         67.3             --
                            ------           ------       ------       ------          ------

  TOTAL STATE AND LOCAL      336.3             56.9         12.9        380.3             --

                            ------           ------       ------       ------          ------
  TOTAL TAXES               $413.0            $129.1      $ 89.6       $452.5          $  --
                            ------           ------       ------       ------          ------
                            ------           ------       ------       ------          ------


NOTES:

(a) The Debtors are authorized to pay certain pre-petition employee related taxes under "First Day" orders.

(b) Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions.

                                   Exhibit 6

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                      FOR THE MONTH ENDED OCTOBER 23, 1998

ACCOUNT # 2
CHASE
DEPOSITORY

Beginning Balance                      $        --
Lockbox Receipts                         1,014,012
First Union Transfer                     1,024,037
Goldman Withdrawals                     (1,644,031)
                                       -----------
Ending Balance                         $   394,018
                                       -----------
                                       -----------


NOTES:

Pursuant to the terms of the DIP financing agreement, this depository account is in the name of Goldman Sachs Credit Partners, L.P. Consequently, Brothers Gourmet Coffees, Inc. does not receive formal bank statements.

The Debtor receives daily lock box deposit amounts from Chase and daily withdrawal amounts from Goldman Sachs Credit Partners, L.P.

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                               BANK RECONCILIATION
                             AS OF OCTOBER 23, 1998
                                    ($000'S)


                                              ACCOUNT #1       ACCOUNT #2        ACCOUNT # 3        ACCOUNT #4       ACCOUNT #5
A.  BANK:                                       FUNB             CHASE             CHASE               FUNB            FUNB
B.  ACCOUNT NUMBER:                         2000000482626                       312-7934031-66     2079900003505     2155300194336
C.  PURPOSE (TYPE):                          DEPOSITORY       DEPOSITORY          CHECKING           CHECKING           PAYROLL
1.  BALANCE PER BANK STATEMENT                $   0.1          $ 394.0           $  248.3           $   79.8           $ 38.4
2.  ADD: TOTAL DEPOSITS NOT CREDITED              0.0              0.0                0.0                0.0              0.0
3.  SUBTRACT: OUTSTANDING CHECKS                  0.0              0.0             (220.9)            (176.5)            (8.1)
4.  OTHER RECONCILING ITEMS (ATTACH LIST)       (35.8)             3.3                0.0                0.0              0.2
5.  MONTH END BALANCE PER BOOKS               $ (35.7)         $ 397.3           $   27.4           $  (96.7)          $ 30.5
6.  NUMBER OF LAST CHECK WRITTEN                                                    93242              88744             8758


                                              ACCOUNT #6       ACCOUNT #7        ACCOUNT #8
A.  BANK:                                        FUNB             FUNB              FUNB
B.  ACCOUNT NUMBER:                         2090000011463     2090000011450     2090000802410         TOTAL
C.  PURPOSE (TYPE):                          DEPOSITORY        DEPOSITORY         CHECKING
1.  BALANCE PER BANK STATEMENT                $ 5.7             $ 4.7              $  2.3           $  773.3
2.  ADD: TOTAL DEPOSITS NOT CREDITED            0.0               0.0                 2.0                2.0
3.  SUBTRACT: OUTSTANDING CHECKS                0.0               0.0                (1.8)            (407.3)
4.  OTHER RECONCILING ITEMS (ATTACH LIST)       0.0               0.0                 0.0              (32.3)
5.  MONTH END BALANCE PER BOOKS               $ 5.7            $  4.7              $  2.4           $  335.7
6.  NUMBER OF LAST CHECK WRITTEN                                                     1407


NOTES:

FUNB - First Union National Bank

                                   Exhibit 7

             BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                            DISTRIBUTIONS TO INSIDERS
                                  OCTOBER 1998


                                                                       Other                                 Total
                             Salary (a)    Bonus    Severance      Expense (b)      Auto        401(K)     Payments
                             ----------    ------   ---------      -----------      -----       ------     --------
DIRECTORS:

Aburdene, Elias              $     --      $  --      $  --          $    --       $    --      $  --      $     --
Bolduc, J.P                        --         --         --               --            --         --            --
Moore, James                       --         --         --               --            --         --            --
Rudy, Ray                          --         --         --               --            --         --            --

OFFICERS:
Breen, Donald                  19,403         --         --            1,739           612        192        21,946
Bilmes, Barry                   9,755         --         --              197            --        144        10,096
Pennington, Linda               8,151         --         --              425           413         --         8,989
Davis, Eric                     7,055         --         --               --            --         87         7,142

Brownstein, Hyatt, Farber
  & Strickland P.C                 --         --         --               --            --         --            --

Schoonover, Randy                  54         --         --               --            --        277           331

                             --------      ------     -------        -------       -------      -----      --------
                             $ 44,418      $  --      $  --          $ 2,361       $ 1,025      $ 700      $ 48,504
                             --------      ------     -------        -------       -------      -----      --------
                             --------      ------     -------        -------       -------      -----      --------


NOTES:

(a) Includes employer payments for medical, dental, basic life insurance premiums, accidental dealth and dismemberment and basic long-term disability.

(b) Meals, travel expenses, etc.


                                   Exhibit 8

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                            PAYMENTS TO PROFESSIONALS
                                  OCTOBER 1998


                 NAME                                       TOTAL
Brownstein, Hyatt, Farber & Strickland, P.C.            $ 10,306 (a)

PricewaterhouseCoopers, LLP                               25,755 (a)

Weil, Gotshal & Manges, LLP                               17,960 (a)

Richards, Layton & Finger, P.A.                           18,610 (a)

                                                        --------
                                                        $ 72,630
                                                        --------
                                                        --------


NOTES:

(a) Payments for August 1998 post-petition fees and expenses in accordance with the Interim Compensation Order.

                                   Exhibit 9

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                               INSURANCE POLICIES
                             AS OF OCTOBER 23, 1998


       TYPE OF POLICY                  TERM                  CARRIER           PAYMENTS     FREQUENCY
Package                           7/1/98-6/30/99      Royal & Sun Alliance     $ 158,445    Monthly
TX Auto                           7/1/98-6/30/99      Royal & Sun Alliance     $  19,166    Monthly
Foreign Liability                 7/1/98-6/30/99      Royal & Sun Alliance     $   2,500    Monthly
Workers' Compensation             7/1/98-6/30/99      Royal & Sun Alliance     $ 199,875    Monthly
CA Worker's Compensation          7/1/98-6/30/99      Royal & Sun Alliance     $  24,673    Monthly
Umbrella - $10 million            7/1/98-6/30/99      Royal & Sun Alliance     $  20,042    Monthly
Umbrella - $15 million            7/1/98-6/30/99      Royal & Sun Alliance     $  15,500    Annually
Directors and Offficers           2/25/98-2/25/99     National Union           $ 120,000    Annually


                                  Exhibit 10